Lehman Brothers CEO Energy / Power Conference September 6, 2007 Bruce Williamson Dynegy Chairman and Chief Executive Officer

Forward-looking Statements This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as "forward-looking statements." You can identify these statements, including those relating to Dynegy's 2007 financial estimates, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy's forward-looking statements may turn out to be wrong. Please read Dynegy's annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2006 Form 10-K, as amended, and first and second quarter 2007 Forms 10-Q for additional information about the risks, uncertainties and other factors affecting these forward- looking statements and Dynegy generally. Dynegy's actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy's forward- looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures: We use the non-GAAP financial measures "EBITDA" and "free cash flow" in these materials. EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense equals EBITDA. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations. Free cash flow is a non-GAAP financial measure. Free cash flow can be reconciled to operating cash flow using the following calculation: Operating cash flow plus investing cash flow equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as cash available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

Multiple Options to Deliver Value Existing assets increasing in value & earnings-power Investing in a strong portfolio of development options Growth through industry M&A opportunities Vehicles for Generating Value Now and in the Future... Operate Transact Build

Multiple Options to Deliver Value Existing assets increasing in value & earnings-power Growth through industry M&A opportunities Vehicles for Generating Value Now and in the Future... Existing portfolio generating significant cash flow & positioned to further benefit from recovering markets Heat rate expansion Improved spark spreads Strong power prices Declining reserve margins Upside for peakers as markets further recover Portfolio continues to produce cash flow for potential growth opportunities or possible capital return to investors Operate Transact Investing in a strong portfolio of development options Build

Dispatch Diversity Geographic Diversity Fuel Diversity Diversified & Balanced Portfolio baseload intermediate peaking East 32 26 42 Peaking 42% Intermediate 26% Baseload 32% midwest northeast south west East 48 19.3 7.5 32.7 Midwest 48.0% Northeast 19.3% West 32.7% Gas-SC Gas-CC Gas-Oil Coal-Oil East 39.8 30.7 6.7 22.8 Combined Cycle 30.7% Simple Cycle 39.8% Total Gas-fired 70.5% Coal/Oil 22.8% Gas/Oil 6.7% Note: Plum Point currently under construction. Dynegy has entered into an agreement to sell the Calcasieu facility in Louisiana which is expected to close early 2008. Other possible divestitures include the Bluegrass and Heard County generation facilities. Excludes repowering/development opportunities. ($MM) 2007 2007 Core FCF Core FCF $230 - 330 EBITDA $1.2 - 1.3B $1.2 - 1.3B Value will go to the highest & best use

2005A 2006A 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 PJM 14.2 21.59 19.18 16.84 14.28 12.7 9.99 7.59 5.48 3.41 1.38 MISO 22.29 21.33 19.75 17.56 15.89 13.62 11.48 9.28 7.15 5.05 2.99 NE 9.4 16.05 13.78 11.55 9.11 6.97 3.2 1.18 -0.81 -2.75 -4.66 CAL 6.8 15.15 14.52 13.96 11.73 9.54 7.39 4.16 2.12 0.12 -1.84 Tightening Markets Increase FCF Potential Opportunity to increase free cash flow as reserve margins are projected to decline with plant retirements, barriers to entry increase and demand rises, resulting in: Increased value of existing assets Heat rate expansion, improved spark spreads and strong power prices Other variables that will always impact reserve margins include: Weather Global Events/Local Economics Transmission Constraints Plant Outages Plant additions & retirements To meet future demand, industry needs to partner with communities to develop reliable and economic new generation PJM MISO California Northeast Target range for reliability Note: Reserve margins derived from NERC 2007 Summer Assessment and regional NERC and ISO documents. Reserve margins reflect our projections as to when reserve margins are likely to return to target levels based on Dynegy's demand growth, assets under construction and plant retirement assumptions. Reserve Margins (%)

Earnings Sensitivity to Market Implied Heat Rates Sensitivities based on "on-peak" power price changes and full-year estimates Assumes constant natural gas price of $8.05/MMBtu(1) and heat rate changes are for a full year Increased run-time will result in increased maintenance costs, which are expected to be largely offset by improved earnings Note: Spark spread value changes depend on natural gas price assumptions. Unhedged portfolio assumed for illustrative purposes only. (1) Represents average natural gas prices as of 11/1/06. Near-Term: 50% Contracted Long-Term: Unhedged

Multiple Options to Deliver Value Existing assets increasing in value & earnings-power Investing in a strong portfolio of development options Growth through industry M&A opportunities Vehicles for Generating Value Now and in the Future... Dynamic group of greenfield & expansion projects provide options Project pipeline will change over time, not all projects will advance Build new generation utilizing a variety of fuels Execution of a development strategy can create significant cash flow by building or monetizing new assets Operate Transact Build Existing portfolio generating significant cash flow & positioned to further benefit from recovering markets Heat rate expansion Improved spark spreads Strong power prices Declining reserve margins Upside for peakers as markets further recover Portfolio continues to produce cash flow for potential growth opportunities or possible capital return to investors

Development Opportunities Project pipeline is dynamic and changes over time Current development portfolio includes renewables, natural gas and coal projects Geographically diverse portfolio The Development JV collaborates with customers, regulators and the community in an attempt to build economic, reliable and clean energy sources Note: Cost development and construction schedules are based on various trade publications and are intended solely as estimates. Actual cost schedules of specific projects may vary materially from these estimates based on a number of factors not considered herein. Lead-Time for Generation Project Development & Construction Wind Gas $500 - 800/KW $800 - 1,100/KW $2,400 - 2,800/KW $3,100 - 4,100+/KW $3,800 - 4,900/KW 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 years Timeframe Development lead-time ranges include the complete development cycle: siting, permitting, engineering and construction. $/KW includes financing costs. Solar $4,600 - 6,800/KW $8,000 - 12,000/KW Concentrating Photovoltaic Simple Cycle Coal Nuclear Pulverized Super Critical IGCC & IGCC with CO2 capture Combined Cycle $2,000 - 2,500/KW (CO2 capture technology currently unavailable) 7,987 MW Replacement Value of Dynegy's Existing Assets 7,435 MW 4,345 MW $18 - 25 B

Development Pipeline Obtain permits & long-term anchor contract to support financing Begin construction Lock-in cash flow & reduce risk with additional PPAs Refinance project debt with more attractive terms Operate or Monetize to Harvest Value Long-term investment outlook & proven development model Plum Point 665 MW pulverized coal facility with advanced emissions control Output fully contracted Located in Arkansas / SERC Under construction, commercial operations in 2010 Sandy Creek 900 MW "Supercritical" pulverized coal facility with advanced emissions control Located in Texas / ERCOT Begin construction in 4Q07, commercial operations in 2012 Development JV Several thousand megawatts of greenfield & brownfield opportunities Variety of geographic locations & fuel types: gas, coal, renewables

Multiple Options to Deliver Value Existing assets increasing in value & earnings-power Investing in a strong portfolio of development options Growth through industry M&A opportunities Well-positioned in evolving industry for combinations & acquisitions with Flexible capital structure Diversified portfolio & scaleable platform Management team focused on creating value for all investors Opportunistic evaluation of potential combinations to capture synergies Proven ability to execute transactions Vehicles for Generating Value Now and in the Future... Operate Transact Build Existing portfolio generating significant cash flow & positioned to further benefit from recovering markets Heat rate expansion Improved spark spreads Strong power prices Declining reserve margins Dynamic group of greenfield & expansion projects provide options Project pipeline will change over time, not all projects will advance Build new generation utilizing a variety of fuels Execution of a development strategy can create significant cash flow by building or monetizing new assets Upside for peakers as markets further recover Portfolio continues to produce cash flow for potential growth opportunities or possible capital return to investors

Consolidation Benefits for Investors With Dynegy's financial flexibility to transact, consolidations have the potential to create significant value for all investors Greater scope & scale without proportionate cost increase Competitive position is enhanced by controlling more assets Leverage synergies and accelerate shared vision of future Note: G&A estimates are as presented 8/9/07. Additional increases could occur beyond Day One estimates. (1) Excludes $55 MM pre-tax legal and settlement charges recorded in G&A. (2) Based on full-year estimates for Dynegy and 9 months of estimates for the acquired entities, including certain acquisition-related expenditures. Megawatts increased 71% G&A expected to increase only 14% 2007 2006 $140 MM(1) $160 MM(2) Megawatts Estimated G&A ($ in MM) 11,739 MW 20,044 MW LS Power Example - Day One

Multiple Options to Deliver Value to Investors Return Capital to stockholders Potential Value for All Investors: Existing Assets and Flexible Capital Structure Create a Foundation of Growth and Value Existing assets increase in value and earnings-power over time Investment in a portfolio of generation development options Increased Enterprise Value Reinvest Capital into the business for continued growth Value will go to the highest & best use for our investors Growth through industry M&A transactions

Q & A